UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 2, 2014

TRI Pointe Homes, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-35796	27-3201111
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19520 Jamboree Road, Suite 200, Irvine, California	92612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 478-8600

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On June 2, 2014, Weyerhaeuser Real Estate Company commenced a private debt offering to certain institutional investors pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Private Placement”), in connection with its proposed combination with TRI Pointe Homes, Inc. In connection with the Private Placement, TRI Pointe disclosed certain information to prospective investors in a preliminary offering memorandum dated June 2, 2014. Some of the information in the preliminary offering memorandum has not previously been disclosed publicly and is furnished as Exhibit 99.1 in the general form presented in the preliminary offering memorandum.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description of Document
99.1	Excerpts from preliminary offering memorandum dated June 2, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRI Pointe Homes, Inc.

Date: June 2, 2014	By:	/s/ Douglas F. Bauer
Douglas F. Bauer
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Document
99.1	Excerpts from preliminary offering memorandum dated June 2, 2014.